Non-controlling Interests (Tables)	12 Months Ended
Dec. 31, 2017
Noncontrolling Interest [Abstract]
Consolidation, Less than Wholly Owned Subsidiary, Parent Ownership Interest, Effects of Changes, Net
The following table summarizes the effects of changes in ownership in Carvana Group on the Company's equity during the year ended December 31, 2017 (in thousands):

Transfers (to) from non-controlling interests:
Decrease in additional paid-in capital as a result of the Organizational Transactions	$(174,144)
Increase in additional paid-in capital as a result of exchanges of LLC Units	3,631
Increase in additional paid-in capital as a result of adjustments to the non-controlling interests	340
Total transfers to non-controlling interests	$(170,173)